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                                                                    EXHIBIT 23.2

                  CONSENT OF INDEPENDENT PETROLEUM ENGINEERS

        We hereby consent to the reference to our firm in this Annual Report on Form 10-K for the year ended December 31, 1999, for Zydeco Energy, Inc. under the headings "Oil and Gas Reserves" and "Oil and Gas Producing Activities".

                                PETROLEUM PROFESSIONALS INTERNATIONAL, LP
                                PETROLEUM ENGINEERS




March 15, 2000




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